UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2019

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR		97035
(Address of principal executive offices)		(Zip Code)

(503) 684-7000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: N/A

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers

Effective May 29, 2019, Adrian J. Downes, who has been serving as Acting Chief Financial Officer since August 27, 2018, has been promoted to Chief Financial Officer and designated as the Company’s Principal Financial Officer. Mr. Downes’ new role is in addition to his current role as Senior Vice President and Chief Accounting Officer (Principal Accounting Officer). Mr. Downes will continue to report to Ms. Tekorius, the Company’s Executive Vice President and Chief Operating Officer.

(e) Compensatory Arrangements of Certain Officers

Executive Officer Compensation Adjustments

In connection with the promotion described above, the Compensation Committee approved an increase in Mr. Downes’ annual base salary to $425,000 effective May 1, 2019,

Item 7.01	Regulation FD Disclosure

On June 3, 2019, Greenbrier issued the press release attached hereto as Exhibit 99.1 announcing the promotion of Mr. Downes.

The information under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated June 3, 2019 of The Greenbrier Companies, Inc. announcing promotion of Adrian J. Downes to Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: June 3, 2019	By:	/s/ Lorie L. Tekorius
Lorie L. Tekorius
Executive Vice President and
Chief Operating Officer

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